UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   SEPTEMBER 12, 2005

                                 [E-LOAN LOGO]

                                  E-LOAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     000-25621                 77-0460084
      --------                     ---------                 ----------
(STATE OF OTHER JURISDICTION  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
  OF INCORPORATION)                                    IDENTIFICATION NUMBER)

                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                          ----------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (925) 847-6200
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.     OTHER EVENTS

In a press release dated September 15, 2005, E-LOAN, Inc. (the "Company") and Popular, Inc. jointly announced the early termination by the U.S. Federal Trade Commission of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for the review of the proposed acquisition by Popular, Inc. of the Company.

A copy of the press release is included as Exhibit 99.1 and is incorporated herein by this reference.


Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


Exhibit   Press release dated September 15, 2005
99.1


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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: September 16, 2005


                                       E-LOAN, INC.

                                       By: /s/ Darren Nelson
                                       -----------------------------------------
                                           Darren Nelson
                                           CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------
           99.1          PRESS RELEASE DATED SEPTEMBER 15, 2005